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                                  Exhibit 31.1
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Chell Group Corporation (the "Company") for the period ending August 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Bolink, Acting Chief Executive Officer and Acting Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David Bolink
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David Bolink

Acting Chief Executive Officer & Chief Accounting Officer
May 11, 2004